Exhibit 99.2

LXP INDUSTRIAL TRUST

QUARTERLY SUPPLEMENTAL INFORMATION

THIRD QUARTER 2022

TABLE OF CONTENTS September 30, 2022

	PAGE		PAGE

SUMMARY / HIGHLIGHTS	3	TENANT DATA
		TOP 15 TENANTS	19
FINANCIAL DATA		QUARTERLY LEASING SUMMARY	20
CONSOLIDATED BALANCE SHEETS	4	LEASE ROLLOVER SCHEDULES	21
CONSOLIDATED STATEMENTS OF OPERATIONS	5	PROPERTY LEASES AND VACANCIES	23
NON-GAAP FINANCIAL DATA	6
SELECT CREDIT METRICS SUMMARY	10	DEBT
OTHER FINANCIAL DATA	11	MORTGAGES AND NOTES PAYABLE	33
		DEBT MATURITY SCHEDULE	35
CAPITAL DEPLOYMENT / RECYCLING		DEBT COVENANTS	36
QUARTERLY INVESTMENTS / CAPITAL RECYCLING	12
DEVELOPMENT SUMMARY	13	COMPONENTS OF NET ASSET VALUE	37
CAPITAL EXPENDITURES AND LEASING COSTS	14
		NON-GAAP MEASURES DEFINITIONS	38
PORTFOLIO DATA
PORTFOLIO DATA	15	INVESTOR INFORMATION	42
SAME STORE DATA	16
PORTFOLIO DETAIL BY ASSET CLASS	17
INDUSTRIAL PORTFOLIO INFORMATION	18

This Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of LXP Industrial Trust (“LXP”), which may cause actual results, performance or achievements of LXP and its subsidiaries to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in LXP’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1)national, regional and local economic and political climates have potential adverse impact on LXP or its tenants from the novel coronavirus (COVID-19); (2) the authorization by LXP’s Board of Trustees of future dividend declarations, (3) LXP’s ability to achieve its estimates of net income attributable to common shareholders and Adjusted Company FFO for the year ending December 31, 2022, (4) the successful consummation of any lease, acquisition, build-to-suit, disposition, financing or other transaction, (5) the failure to continue to qualify as a real estate investment trust, (6) changes in general business and economic conditions, including the impact of any legislation, (7) competition, (8) increases in real estate construction costs and construction schedule delays, (9) changes in financial markets and interest rates, (10) changes in accessibility of debt and equity capital markets, (11) future impairment charges, and (12) risks related to our investments in our nonconsolidated joint ventures. Copies of the periodic reports LXP files with the Securities and Exchange Commission are available on LXP’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe LXP’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, LXP undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that LXP’s expectations will be realized.

See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document. All information is on a consolidated basis unless noted.

SUMMARY / HIGHLIGHTS September 30, 2022

LXP is a real estate investment trust (“REIT”) focused on single-tenant industrial real estate investments. LXP has been a publicly traded REIT since 1993 (NYSE: LXP). LXP’s investment strategy is focused on the acquisition and development of high quality and well-located industrial warehouse and distribution facilities.

Quarterly Highlights	Portfolio Statistics

- Net Income - $0.08 per diluted common share	# of Properties:	118

- Adjusted Company FFO - $0.17 per diluted common share	# of States:	21

- Completed 0.3 million square feet of new leases and lease extensions, raising industrial Base and Cash Base Rents by 47.0% and 40.7%, respectively	Square Footage:	54.1 million

- Invested an aggregate of $70.6 million in six ongoing development projects	Ongoing Development Projects:	6

- Amended unsecured credit facility extending the maturity date of the revolving credit portion to July 2026	Stabilized Portfolio % Leased:	99.1%

- Disposed of three properties for an aggregate gross sales price of $92.0 million	# of Leases:	146

- Net Debt to Adjusted EBITDA ratio was 7.1x at quarter end ( 6.3x including forward common share sales contracts)	% Industrial:	98.9%

	Weighted-Average Lease Term (ABR):	6.1 years

	Weighted-Average Age:	9.2 years

	Developable Land:(1)(2)	637 acres

Footnote

(1)	Includes consolidated and non-consolidated developable land.

(2)	Subsequent to quarter end, leased approximately 100 acres of the 420 acre developable land parcel located in the Phoenix, AZ market.

CONSOLIDATED BALANCE SHEETS (Unaudited and in thousands, except share and per share data)

	September 30, 2022	December 31, 2021
Assets:
Real estate, at cost	$3,642,114	$3,583,978
Real estate - intangible assets	332,646	341,403
Land held for development	108,379	104,160
Investments in real estate under construction	368,483	161,165
Real estate, gross	4,451,622	4,190,706
Less: accumulated depreciation and amortization	747,535	655,740
Real estate, net	3,704,087	3,534,966
Assets held for sale	73,761	82,586
Right-of-use assets, net	24,994	27,966
Cash and cash equivalents	29,407	190,926
Restricted cash	113	101
Investments in non-consolidated entities	55,415	74,559
Deferred expenses, net	25,564	18,861
Rent receivable - current	2,426	3,526
Rent receivable - deferred	69,419	63,283
Other assets	26,062	8,784
Total assets	$4,011,248	$4,005,558

Liabilities and Equity:
Liabilities:
Mortgages and notes payable, net	$74,891	$83,092
Revolving credit facility borrowings	130,000	-
Term loan payable, net	298,834	298,446
Senior notes payable, net	988,954	987,931
Trust preferred securities, net	127,669	127,595
Dividends payable	34,778	37,425
Liabilities held for sale	2,815	3,468
Operating lease liabilities	26,062	29,094
Accounts payable and other liabilities	88,028	77,607
Accrued interest payable	10,278	8,481
Deferred revenue - including below market leases, net	11,734	14,474
Prepaid rent	14,693	14,717
Total liabilities	1,808,736	1,682,330

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issues and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 600,000,000 shares, 276,100,331 and 283,752,726 shares issued and outstanding in 2022 and 2021, respectively	28	28
Additional paid-in-capital	3,134,739	3,252,506
Accumulated distributions in excess of net income	(1,079,407)	(1,049,434)
Accumulated other comprehensive income (loss)	17,768	(6,258)
Total shareholders’ equity	2,167,144	2,290,858
Noncontrolling interests	35,368	32,370
Total equity	2,202,512	2,323,228
Total liabilities and equity	$4,011,248	$4,005,558

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited and in thousands, except share and per share data)

	Three months ending September 30,		Nine months ending September 30,
	2022	2021	2022	2021
Gross revenues:
Rental revenue	$78,274	$82,353	$234,749	$254,570
Other revenue	1,814	1,064	5,392	2,945
Total gross revenues	80,088	83,417	240,141	257,515
Expenses applicable to revenues:
Depreciation and amortization	(44,946)	(45,359)	(134,645)	(130,579)
Property operating	(13,961)	(11,406)	(42,279)	(33,966)
General and administrative	(9,060)	(8,363)	(29,093)	(24,695)
Non-operating income	242	472	353	953
Interest and amortization expense	(11,255)	(12,210)	(32,758)	(35,170)
Debt satisfaction gains (losses), net	(119)	(13,222)	(119)	(13,222)
Impairment charges	(628)	(2,048)	(2,457)	(2,048)
Gains on sales of properties	24,841	16,122	52,951	104,767
Selling profit from sales-type lease	-	-	9,314	-
Income before provision for income taxes and equity in earnings (losses) of non-consolidated entities	25,202	7,403	61,408	123,555
Provision for income taxes	(271)	(270)	(951)	(986)
Equity in earnings (losses) of non-consolidated entities	(1,340)	(75)	15,580	(249)
Net income	23,591	7,058	76,037	122,320
Less net income attributable to noncontrolling interests	(201)	(420)	(727)	(1,962)
Net income attributable to LXP Industrial Trust shareholders	23,390	6,638	75,310	120,358
Dividends attributable to preferred shares - Series C	(1,573)	(1,573)	(4,718)	(4,718)
Allocation to participating securities	(41)	(37)	(151)	(170)
Net income attributable to common shareholders	$21,776	$5,028	$70,441	$115,470

Net income attributable to common shareholders - per common share basic	$0.08	$0.02	$0.25	$0.42
Weighted-average common shares outstanding - basic	277,535,717	278,124,204	281,559,058	276,379,718

Net income attributable to common shareholders - per common share diluted	$0.08	$0.02	$0.25	$0.41
Weighted-average common shares outstanding - diluted	278,521,946	282,048,458	284,609,950	278,581,849

NON-GAAP FINANCIAL DATA (Unaudited and in thousands, except share and per share data)

	Three months ending September 30,		Nine months ending September 30,
	2022	2021	2022	2021
FUNDS FROM OPERATIONS:
Basic and Diluted:
Net income attributable to common shareholders	$21,776	$5,028	$70,441	$115,470
Adjustments:
Depreciation and amortization	44,227	44,652	132,600	128,442
Impairment charges - real estate, including our share of non-consolidated entities	1,256	2,048	7,299	2,048
Noncontrolling interest - OP units	11	240	147	1,391
Amortization of leasing commissions	719	707	2,045	2,137
Joint venture and noncontrolling interest adjustment	2,612	2,115	8,585	6,344
Gain on sales of properties, including our share of non-consolidated entities, net of tax	(24,842)	(16,122)	(75,803)	(104,767)
FFO available to common shareholders and unitholders - basic	45,759	38,668	145,314	151,065
Preferred dividends	1,573	1,573	4,718	4,718
Amount allocated to participating securities	41	37	151	170
FFO available to common equityholders and unitholders - diluted	47,373	40,278	150,183	155,953
Selling profit from sales-type lease(1)	-	-	(9,314)	-
Non-recurrings costs(2)	640	64	2,629	205
Debt satisfaction losses, including our share of non-consolidated entities	119	13,222	1,614	13,222
Adjusted Company FFO available to all equityholders and unitholders - diluted	$48,132	$53,564	$145,112	$169,380

Per Common Share and Unit Amounts:
Basic:
FFO	$0.16	$0.14	$0.51	$0.54

Diluted:
FFO	$0.17	$0.14	$0.52	$0.55
Adjusted Company FFO	$0.17	$0.19	$0.50	$0.59

Weighted-Average Common Shares:
Basic:
Weighted-average common shares outstanding - basic EPS	277,535,717	278,124,204	281,559,058	276,379,718
Operating partnership units (3)	846,858	1,161,757	859,226	2,263,105
Weighted-average common shares outstanding - basic FFO	278,382,575	279,285,961	282,418,284	278,642,823

Diluted:
Weighted-average common shares outstanding - diluted EPS	278,521,946	282,048,458	284,609,950	278,581,849
Operating partnership units (3)	-	1,161,757	-	2,263,105
Unvested share-based payments awards	-	53,320	23,175	35,645
Preferred shares - Series C	4,710,570	4,710,570	4,710,570	4,710,570
Weighted-average common shares outstanding - diluted FFO	283,232,516	287,974,105	289,343,695	285,591,169

(1)	Gain recognized upon exercise of the tenant’s purchase option in the lease.
(2)	Includes transaction, strategic alternatives and costs related to shareholder activism.
(3)	Includes OP units other than OP units held by LXP.

NON-GAAP FINANCIAL DATA (CONTINUED) (Unaudited and in thousands)

	Three months ending September 30,		Nine months ending September 30,
	2022	2021	2022	2021
Adjusted Company FFO available to all equityholders and unitholders - diluted	$48,132	$53,564	$145,112	$169,380

FUNDS AVAILABLE FOR DISTRIBUTION
Adjustments:
Straight-line adjustments	(2,078)	(3,196)	(8,893)	(8,146)
Lease incentives	128	192	391	605
Amortization of above/below market leases	(455)	(314)	(1,416)	(1,211)
Lease termination payments, net	-	(662)	-	881
Non-cash interest	820	838	2,459	2,475
Non-cash charges, net	1,941	1,766	5,637	5,341
Capitalized interest and internal costs	(2,414)	(728)	(5,465)	(2,124)
Second generation tenant improvements	(499)	(3,443)	(5,016)	(4,178)
Second generation lease costs	(1,380)	(2,287)	(2,138)	(5,341)
Joint venture and non-controlling interest adjustment	111	(54)	(108)	(181)
Company Funds Available for Distribution	$44,306	$45,676	$130,563	$157,501

NON-GAAP FINANCIAL DATA (CONTINUED) ($000)

Net Operating Income (“NOI”):	Three months ending September 30,		Nine months ending September 30,
	2022	2021	2022	2021
Net income	$23,591	$7,058	$76,037	$122,320

Interest and amortization expense	11,255	12,210	32,758	35,170
Provision for income taxes	271	270	951	986
Depreciation and amortization	44,946	45,359	134,645	130,579
General and administrative	9,060	8,363	29,093	24,695
Transaction costs	1	64	56	205
Non-operating/advisory fee income	(1,630)	(1,265)	(4,616)	(3,239)
Gains on sales of properties	(24,841)	(16,122)	(52,951)	(104,767)
Impairment charges	628	2,048	2,457	2,048
Selling profit from sales-type lease	-	-	(9,314)	-
Equity in (earnings) losses of non-consolidated entities	1,340	75	(15,580)	249
Debt satisfaction losses, net	119	13,222	119	13,222
Lease termination income, net	(238)	(1,960)	(238)	(13,787)
Straight-line adjustments	(2,078)	(3,196)	(8,893)	(8,146)
Lease incentives	128	192	391	605
Amortization of above/below market leases	(455)	(314)	(1,416)	(1,211)
Sales-type lease interest income	13	-	-	-
NOI	62,110	66,004	183,499	198,929

Less NOI:
Acquisitions, development and dispositions	(8,185)	(14,180)	(30,045)	(50,248)
Same-Store NOI	$53,925	$51,824	$153,454	$148,681

NON-GAAP FINANCIAL DATA (CONTINUED) ($000)

Adjusted EBITDA:
	9/30/2022	6/30/2022	3/31/2022	12/31/2021	Trailing 12 Months
Net income attributable to LXP Industrial Trust shareholders	$23,390	$41,298	$10,622	$262,290	$337,600
Interest and amortization expense	11,255	10,821	10,682	11,538	44,296
Provision for income taxes	271	263	417	307	1,258
Depreciation and amortization	44,946	45,193	44,506	46,135	180,780
Straight-line adjustments	(2,078)	(3,313)	(3,502)	(4,178)	(13,071)
Lease incentives	128	129	134	175	566
Amortization of above/below market leases	(455)	(481)	(480)	(340)	(1,756)
Gains on sales of properties	(24,841)	(27,855)	(255)	(262,507)	(315,458)
Impairment charges	628	1,829	-	3,493	5,950
Debt satisfaction losses, net	119	-	-	672	791
Selling profit from sales-type lease	-	(9,314)	-	-	(9,314)
Sales-type lease interest income	13	(13)	-	-	-
Non-cash charges, net	1,941	1,598	2,098	1,796	7,433
Non-recurring strategic alternatives and activism costs	639	753	1,181	1,199	3,772

Pro-rata share adjustments:
Non-consolidated entities adjustment	5,012	(1,487)	(6,833)	2,750	(558)
Noncontrolling interests adjustment	(1)	35	77	267	378

Adjusted EBITDA	$60,967	$59,456	$58,647	$63,597	$242,667

SELECT CREDIT METRICS SUMMARY (1)

	12/31/2019	12/31/2020	12/31/2021	9/30/2022
Adjusted Company FFO Payout Ratio	51.6%	55.6%	56.7%	72.0%

Unencumbered Assets	$3.3 billion	$3.8 billion	$4.2 billion	$4.5 billion

Unencumbered NOI	84.1%	89.3%	92.6%	93.2%

(Debt + Preferred) / Gross Assets	34.5%	32.5%	33.4%	35.3%

Debt/Gross Assets	32.1%	30.4%	31.4%	33.3%

Secured Debt / Gross Assets	9.6%	3.1%	1.7%	1.5%

Unsecured Debt / Unencumbered Assets	28.2%	32.1%	33.5%	34.6%

Net Debt / Adjusted EBITDA (2)(3)	4.9x	4.8x	5.5x	7.1x

(Net Debt + Preferred) / Adjusted EBITDA (2)	5.3x	5.1x	5.8x	7.5x

Credit Facilities Availability (4)	$600.0 million	$600.0 million	$600.0 million	$470.0 million

Footnotes

(1)	LXP believes these credit metrics provide investors with additional information to evaluate its liquidity and performance.
(2)	Includes prorata share of non-consolidated assets. Adjusted EBITDA is for the last 12 months.
(3)	9/30/2022 Net Debt/Adjusted EBITDA would have been 6.3x including forward common share sale contracts.
(4)	Subject to covenant compliance.

OTHER FINANCIAL DATA 9/30/2022 ($000)

Rent Estimates for Current Assets

Year	Base Rent (1)	Cash Base Rent (1)	Difference
2022 - remaining	$66,080	$64,143	$(1,937)
2023	267,121	263,104	(4,017)

Balance Sheet
Other assets	$26,062

The components of other assets are:
Deposits	$1,939
Equipment	330
Prepaids	2,582
Note receivable	1,476
Other receivables	507
Deferred lease incentives	2,631
Derivative asset	16,586
Deferred asset	11

Accounts payable and other liabilities	$88,028

The components of accounts payable and other liabilities are:
Accounts payable and accrued expenses	$29,482
Development, CIP and other accruals	52,142
Taxes	228
Deferred lease costs	2,107
Deposits	4,068
Transaction costs	1

Footnote

(1)	Amounts assume (i) lease terms for non-cancellable periods only, (ii) no new or renegotiated leases are entered into after 9/30/2022, and (iii) no properties are sold or acquired after 9/30/2022.

QUARTERLY INVESTMENTS / CAPITAL RECYCLING SUMMARY(1) 9/30/2022

CAPITAL RECYCLING

	Location		Property Type	Gross Disposition Price ($000)	Annualized Net Income ($000) (2)	Annualized NOI ($000)(2)	Month of Disposition	% Leased	Gross Disposition Price PSF
Consolidated
1	Wilsonville	OR	Industrial	$60,600	$1,921	$2,797	July	100%	$119.23
2	McDonough(3)	GA	Other	28,000	1,719	2,182	July	100%	94.28
3	McDonough	GA	Other	3,350	(298)	(298)	July	0%	53.84
3	TOTAL CONSOLIDATED PROPERTY DISPOSITIONS			$91,950	$3,342	$4,681

Footnotes

(1)	A land parcel located in Hebron, OH was purchased for $747 thousand.
(2)	Generally, quarterly period prior to sale annualized.
(3)	Tenant exercised a fixed-rate purchase option in its lease.

DEVELOPMENT SUMMARY 9/30/2022

ONGOING:

	Project (% owned)	# of Buildings	Market	Estimated Sq. Ft.	Estimated Project Project Cost ($000)(1)	GAAP Investment Balance as of 9/30/2022 ($000)	LXP Amount Funded as of 9/30/2022 ($000)(2)	Estimated Building Completion Date	% Leased as of 9/30/2022
Consolidated
1	The Cubes at Etna East (95%)(3)	1	Columbus, OH	1,074,840	$72,100	$59,713	$53,095	3Q 2022	0%
2	Ocala (80%)	1	Central Florida	1,085,280	83,100	66,556	54,866	4Q 2022	0%
3	Mt. Comfort (80%)	1	Indianapolis, IN	1,053,360	65,500	48,354	38,278	4Q 2022	0%
4	Smith Farms (90%)(4)	3	Greenville/Spartanburg, SC	2,194,820	170,400	123,582	97,906	4Q 2022-2Q 2023	36%
5	Cotton 303 (93%)(5)	2	Phoenix, AZ	880,678	84,200	56,554	49,000	1Q 2023	45%
6	South Shore (100%)	2	Central Florida	270,885	40,500	13,724	10,435	2Q 2023	0%
6	Total Consolidated Development Projects				$515,800	$368,483	$303,580

LAND HELD FOR DEVELOPMENT:

	Project (% owned)	Market	Approx. Developable Acres	GAAP Investment Balance as of 9/30/2022 ($000)	LXP Amount Funded as of 9/30/2022 ($000)(2)
Consolidated
1	Reems & Olive (95.5%)(6)	Phoenix, AZ	420	$101,412	$96,961
2	Mt. Comfort Phase II (80%)	Indianapolis, IN	116	5,236	4,165
3	ATL Fairburn JV (100%)	Atlanta, GA	14	1,731	1,728
3	Total Consolidated Land Projects		550	$108,379	$102,854

	Project (% owned)	# of Buildings	Market	Approx. Developable Acres	GAAP Investment Balance as of 9/30/2022 ($000)	LXP Amount Funded as of 9/30/2022 ($000)(2)
Non - Consolidated
1	ETNA Park 70 (90%)	TBD	Columbus, OH	66	$12,959	$13,547
2	ETNA Park 70 East (90%)	TBD	Columbus, OH	21	2,124	2,278
2	Total Non-Consolidated Land Projects			87	$15,083	$15,825

Footnotes

(1)	Estimated project cost includes estimated tenant improvements and lease costs and excludes potential developer partner promote, if any.
(2)	Excludes noncontrolling interests’ share.
(3)	Base building substantially completed on 9/30/2022. Property not in service.
(4)	Pre-leased one 797,936 square foot facility subject to a 12-year lease commencing upon substantial completion of the facility.
(5)	Pre-leased 392,278 square foot facility subject to a 10-year lease commencing upon substantial completion of the facility.
(6)	Subsequent to quarter end, leased approximately 100 acres of the 420 acre developable land parcel located in the Phoenix, AZ market, subject to a 20-year lease (with three 10 year extension options) that will commence in November 2022. The initial rental payments are estimated to be $5.2 million per annum.

CAPITAL EXPENDITURES AND LEASING COSTS (1) 9/30/2022 ($000)

	Nine months ending September 30,
	2022	2021
First Generation Costs
Tenant Improvements	$4,491	$-
Leasing Costs	1,879	364
Base Building	2,470	-
Total First Generation Costs	$8,840	$364

Second Generation Costs
Tenant Improvements
Industrial	$5,016	$3,001
Other	-	1,177
Total Second Generation Tenant Improvements	$5,016	$4,178
Leasing Costs
Industrial	$2,015	$4,711
Other	123	630
Total Second Generation Leasing Costs	$2,138	$5,341
Building Improvements
Industrial	$13,238	$4,684
Other	-	509
Total Second Generation Building Improvements	$13,238	$5,193

Total Second Generation Costs	$20,392	$14,712

Total Capital Expenditures and Leasing Costs	$29,232	$15,076

Footnote

(1)	Consolidated costs on a cash basis. Amounts exclude capitalized interest and internal costs, if any. Leasing costs includes payments for lease incentives, if any.

PORTFOLIO DATA 9/30/2022 ($000)

Asset Class	9/30/2022 ABR (1)	9/30/2022 ABR %	9/30/2021 ABR % (2)(3)
Industrial	$239,539	91.2%	88.8%
Other	23,255	8.8%	11.2%
	$262,794	100.0%	100.0%

Credit Ratings (4)	9/30/2022 ABR (1)	9/30/2022 ABR %	9/30/2021 ABR % (2)(3)
Investment Grade	$147,830	56.2%	46.1%
Non-Investment Grade	37,479	14.3%	19.2%
Unrated	77,485	29.5%	34.7%
	$262,794	100.0%	100.0%

	As of 9/30/2022(1)	As of 9/30/2021(2)(3)
Weighted-Average Lease Term - ABR	6.1 years	6.6 years

Lease Escalation Data (5)

Footnotes

(1)	Based on Annualized Cash Base Rent (“ABR”) for consolidated properties owned as of 9/30/2022.
(2)	9/30/2021 updated to reflect three special purpose industrial properties that were reclassified to Other in 4Q 2021.
(3)	9/30/2021 is restated based on ABR.
(4)	Credit ratings are based upon either tenant, guarantor or parent/ultimate parent.
(5)	Based on consolidated ABR for single-tenant leases (properties 50% leased to a single tenant) owned as of 9/30/2022. Excludes parking operations.

SAME STORE DATA 9/30/2022 ($000)

Same-Store NOI (1)			Same-Store NOI by Components (1)

	Consolidated		Industrial		Other
	Three months ended September 30,		Three months ended September 30,		Three months ended September 30,
QUARTER	2022	2021	2022	2021	2022	2021
Total Cash Base Rent	$55,508	$52,858	$49,692	$46,712	$5,816	$6,146
Tenant Reimbursements	10,063	8,283	8,341	6,898	1,722	1,385
Property Operating Expenses	(11,646)	(9,317)	(9,059)	(7,474)	(2,587)	(1,843)
Same-Store NOI	$53,925	$51,824	$48,974	$46,136	$4,951	$5,688

Change in Same-Store NOI	4.1%		6.2%		-13.0%

Same-Store # of Properties	97	97	88	88	9	9

Same-Store Percent Leased(2)	99.5%	99.9%	99.8%	100.0%	90.6%	96.8%

	Consolidated		Industrial		Other
	Nine months ended September 30,		Nine months ended September 30,		Nine months ended September 30,
YEAR TO DATE	2022	2021	2022	2021	2022	2021
Total Cash Base Rent	$158,298	$152,005	$140,923	$133,699	$17,375	$18,306
Tenant Reimbursements	27,291	24,736	22,496	20,540	4,795	4,196
Property Operating Expenses	(32,135)	(28,060)	(24,534)	(22,282)	(7,601)	(5,778)
Same-Store NOI	$153,454	$148,681	$138,885	$131,957	$14,569	$16,724

Change in Same-Store NOI	3.2%		5.3%		-12.9%

Same-Store # of Properties	89	89	80	80	9	9

Same-Store Percent Leased(2)	99.5%	99.9%	99.8%	100.0%	90.6%	96.8%

Footnotes

(1)	2021 Industrial/Other updated to reflect two special purpose industrial properties that were reclassified to Other in 4Q 2021.
(2)	At 9/30/2022.

PORTFOLIO DETAIL BY ASSET CLASS 9/30/2022 ($000, except square footage)

Asset Class	YE 2019(1)	YE 2020(1)	YE 2021	9/30/2022
Industrial
% of Cost (2)	81.5%	90.8%	98.1%	98.9%
% of ABR (3)	75.5%	86.3%	88.5%	91.2%
% Leased (4)	97.9%	98.7%	99.8%	99.4%
Wtd. Avg. Lease Term (5)	8.3	7.4	6.9	6.4
Mortgage Debt	$109,939	$105,419	$70,626	$67,158
% Investment Grade (3)	45.9%	50.8%	58.9%	59.1%
Square Feet	48,742,014	53,938,155	52,738,438	52,394,032

Other
% of Cost (2)	18.5%	9.2%	1.9%	1.1%
% of ABR (3)	24.5%	13.7%	11.5%	8.8%
% Leased	85.8%	89.3%	89.4%	90.6%
Wtd. Avg. Lease Term (5)	8.5	7.2	3.8	2.5
Mortgage Debt	$283,933	$32,993	$13,803	$8,855
% Investment Grade (3)	57.3%	42.0%	27.3%	27.3%
Square Feet	3,876,294	2,171,633	2,089,118	1,701,337

Construction in progress (6)	$15,208	$79,022	$166,647	$378,269

Footnotes

(1)	Three special purpose industrial properties were reclassified to Other in 2021. Prior periods not restated.

(2)	Based on gross book value of real estate assets; excludes held for sale assets.

(3)	For 2019, 2020, and 2021 percentage of Base Rent, for consolidated properties owned as of each respective period.

(4)	For 2021 and 2022 percentage is for Stabilized Portfolio.

(5)	For 2019, 2020 and 2021 based on Cash Base Rent for respective year. 2022 based on ABR.

(6)	Includes development classified as real estate under construction on a consolidated basis and capital expenditures for our operating properties.

INDUSTRIAL PORTFOLIO INFORMATION 9/30/2022

Markets (1)	ABR % as of 9/30/2022 (2)
Phoenix, AZ	9.1%
Atlanta, GA	8.9%
Memphis, TN	8.2%
Greenville/Spartanburg, SC	8.0%
Houston, TX	6.1%
Cincinnati/Dayton, OH	5.8%
Indianapolis, IN	5.7%
Dallas/Ft. Worth, TX	5.6%
Nashville, TN	3.9%
Chicago, IL	3.6%
Central Florida	3.3%
Columbus, OH	3.2%
Savannah, GA	2.8%
Jackson, MS	2.6%
St. Louis, MO	2.4%
DC/Baltimore, MD	2.3%
Charlotte, NC	2.3%
New York/New Jersey	2.1%
Cleveland, OH	2.1%
Detroit, MI	2.0%
Total Industrial Portfolio Concentration (3)	90.0%
Industries	ABR % as of 9/30/2022 (2)
Consumer Products	22.6%
Transportation/Logistics	20.3%
E-Commerce	15.3%
Automotive	14.3%
Food	10.0%
Construction/Materials	9.5%
Apparel	2.4%
Retail Department	2.2%
Specialty	1.9%
Other	1.5%
Total Industrial Portfolio Concentration (3)	100.0%

Additional Information
# of Properties	109
Square Feet	52,394,032
Weighted-Average Age (Years)(4)	8.6
Weighted-Average ABR per SF(5)	$4.44
Weighted-Average Lease Term (Years)(6)	6.4
% with Fixed Escalation(7)	96.5%
Average Annual Rent Escalation(7)	2.4%
Average Building Size (SF)	480,679
Average Clear Height (Feet)(8)	32.8
% Top 25 Markets(9)	77.8%
% Top 50 Markets(9)	91.5%

Footnotes

(1)	Based on CoStar.com inventory data.

(2)	Based on ABR for consolidated properties owned as of 9/30/2022.

(3)	Total shown may differ from detailed amounts due to rounding.

(4)	Weighting based on square footage.

(5)	Excludes land distribution assets and all vacant square footage.

(6)	Weighting based on ABR.

(7)	Based on ABR for single-tenant leases (properties 50% leased to a single tenant) owned as of 9/30/2022. Excludes rents from prior tenants. Average Annual Rent Escalation based on next rent step percentages.

(8)	Based on internal and external sources.

(9)	Percent of ABR based upon CoStar.com inventory data.

TOP 15 TENANTS 9/30/2022

Tenants (1)	Property Type	Lease Expirations	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)(3)	ABR as of 9/30/2022 ($000)	ABR % as of 9/30/2022 ($000) (2)(4)
Amazon	Industrial	2026-2033	6	3,864,731	7.2%	$18,141	6.9%
Nissan	Industrial	2027	2	2,971,000	5.5%	12,908	4.9%
Kellogg	Industrial	2027-2029	3	2,801,916	5.2%	9,461	3.6%
Wal-Mart	Industrial	2024-2031	3	2,351,917	4.4%	8,702	3.3%
GXO Logistics	Industrial	2024-2028	3	1,697,475	3.2%	7,271	2.8%
Xerox	Office	2023	1	202,000	0.4%	7,070	2.7%
Undisclosed (5)	Industrial	2031-2035	3	1,090,383	2.0%	6,961	2.6%
Watco	Industrial	2038	1	132,449	0.2%	6,318	2.4%
FedEx	Industrial	2028	2	292,021	0.5%	5,728	2.2%
Morgan Lewis (6)	Office	2024	1	289,432	0.5%	5,648	2.1%
Mars Wrigley	Industrial	2025	1	604,852	1.1%	5,396	2.1%
Undisclosed (5)	Industrial	2034	1	1,318,680	2.5%	5,198	2.0%
Olam	Industrial	2024 & 2037	2	1,196,614	2.2%	4,993	1.9%
Georgia-Pacific	Industrial	2028 & 2031	2	1,283,102	2.4%	4,868	1.9%
Owens Corning(7)	Industrial	2023-2027	3	863,242	1.6%	4,860	1.8%

			34	20,959,814	39.1%	$113,523	43.2%

Footnotes

(1)	Tenant, guarantor or parent.

(2)	Total shown may differ from detailed amounts due to rounding.

(3)	Excludes vacant square feet.

(4)	Based on ABR for consolidated properties owned as of 9/30/2022.

(5)	Lease restricts certain disclosures.

(6)	Includes parking operations.

(7)	Subsequent to 9/30/2022, the 2023 lease extended to 9/30/2026.

QUARTERLY LEASING SUMMARY 9/30/2022

NEW LEASES - FIRST GENERATION(1)

	Location		Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(2)	New Cash Base Rent Per Annum ($000)(2)
	Industrial
1	Lakeland(3)	FL	10/2027	36,274	$266	$254
1	TOTAL NEW LEASES - FIRST GENERATION			36,274	$266	$254

SECOND GENERATION

	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Base Rent Per Annum ($000)(2)	Prior Base Rent Per Annum ($000)(4)	New Cash Base Rent Per Annum ($000)(2)	Prior Cash Base Rent Per Annum ($000)(4)
	NEW LEASE
	Other
1	Kalamazoo	MI		08/2025	3,880	$42	$37	$42	$37
1	TOTAL NEW LEASES - OTHER - SECOND GENERATION				3,880	$42	$37	$42	$37
	LEASE EXTENSIONS
	Industrial
1	Tampa	FL	02/2023	02/2026	229,605	$1,693	$1,152	$1,739	$1,236
1	TOTAL EXTENDED LEASES - INDUSTRIAL - SECOND GENERATION				229,605	$1,693	$1,152	$1,739	$1,236

2	TOTAL NEW AND EXTENDED LEASES - SECOND GENERATION				233,485	$1,735	$1,189	$1,781	$1,273

Footnotes

(1)	Leased first generation space that was developed or acquired vacant.

(2)	Assumes 12 months rent from the later of 10/1/2022 or lease commencement/extension, excluding free rent periods as applicable.

(3)	Lease expiration date is estimated.

(4)	Rent from prior tenants for square feet leased.

LEASE ROLLOVER SCHEDULE - INDUSTRIAL 9/30/2022 ($000)

Year	Number of Leases Expiring	ABR as of 9/30/2022	Percent of ABR as of 9/30/2022	Percent of ABR as of 9/30/2021(2)
2022 - remaining	0	$-	0.0%	0.0%
2023	3	5,136	2.1%	4.1%
2024	21	26,365	11.0%	13.9%
2025	13	17,730	7.4%	9.7%
2026	23	27,890	11.6%	11.2%
2027	14	36,460	15.2%	13.2%
2028	7	15,220	6.4%	4.6%
2029	10	22,943	9.6%	7.8%
2030	9	26,087	10.9%	10.3%
2031	11	18,868	7.9%	4.7%
Thereafter	17	42,840	17.9%	19.0%

Total (1)	128	$239,539	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding.

(2)	9/30/2021 updated to reflect three special purpose industrial properties that were reclassified to Other in 4Q 2021.

LEASE ROLLOVER SCHEDULE - OTHER PROPERTIES 9/30/2022 ($000)

Year	Number of Leases Expiring	ABR as of 9/30/2022	Percent of ABR as of 9/30/2022	Percent of ABR as of 9/30/2021(2)
2022 - remaining	0	$-	0.0%	0.0%
2023	4	7,244	33.2%	25.9%
2024	5	9,040	41.5%	32.0%
2025	4	2,863	13.1%	10.0%
2026	1	286	1.3%	0.9%
2027	1	119	0.5%	0.4%
2028	1	146	0.7%	7.3%
2029	0	-	0.0%	0.0%
2030	0	-	0.0%	0.0%
2031	1	1,795	8.2%	6.7%
Thereafter	1	311	1.4%	1.0%

Total (1)	18	$21,804	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding.

(2)	9/30/2021 updated to reflect three special purpose industrial properties that were reclassified to Other in 4Q 2021.

PROPERTY LEASES AND VACANCIES - 9/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 9/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 9/30/2022 ($000)
INDUSTRIAL PROPERTIES
SINGLE TENANT
	WAREHOUSE/DISTRIBUTION
2023	8/31/2023	Houston, TX	10535 Red Bluff Rd.	Pasadena	TX	--	257,835	1,231	1,294
		Dallas/Ft. Worth, TX	3737 Duncanville Rd.	Dallas	TX	13	510,400	1,713	1,768
	10/31/2023	Atlanta, GA	493 Westridge Pkwy.	McDonough	GA	--	676,000	2,031	2,074
2024	1/31/2024	Greenville/Spartanburg, SC	70 Tyger River Dr.	Duncan	SC	--	408,000	2,001	2,035
		Indianapolis, IN	1285 W. State Road 32	Lebanon	IN	--	741,880	2,281	2,530
		Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	118,211	495	503
	3/31/2024	Cleveland, TN	1520 Lauderdale Memorial Hwy.	Cleveland	TN	--	851,370	2,658	2,758
		Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	--	53,240	264	298
		Columbus, OH	2155 Rohr Rd.	Lockbourne	OH	--	320,190	1,800	1,801
	4/30/2024	Memphis, TN	11555 Silo Dr.	Olive Branch	MS	--	927,742	2,855	2,993
		Nashville, TN	6050 Dana Way	Antioch	TN	--	11,238	146	146
	5/31/2024	Atlanta, GA	7225 Goodson Rd.	Union City	GA	--	370,000	1,442	1,476
	6/30/2024	Cincinnati/Dayton, OH	575-599 Gateway Blvd.	Monroe	OH	--	194,936	1,024	1,003
	7/31/2024	Greenville/Spartanburg, SC	5795 North Blackstock Rd.	Spartanburg	SC	--	341,660	1,672	1,688
		Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	--	75,320	360	360
	8/31/2024	Houston, TX	9701 New Decade Dr.	Pasadena	TX	--	102,863	530	551
		Atlanta, GA	41 Busch Dr.	Cartersville	GA	--	119,295	596	596
	9/30/2024	Memphis, TN	3820 Micro Dr.	Millington	TN	--	701,819	1,985	1,965
	10/31/2024	Dallas/Ft. Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	--	58,202	228	254
		Dallas/Ft. Worth, TX	17505 Interstate Hwy. 35W	Northlake	TX	--	500,556	2,269	2,237
	11/30/2024	DC/Baltimore, MD	150 Mercury Way	Winchester	VA	--	324,535	1,716	1,687
	12/31/2024	Indianapolis, IN	4600 Albert S White Dr.	Whitestown	IN	--	95,832	469	444
		Chicago, IL	3686 South Central Ave.	Rockford	IL	--	93,000	395	395
		Chicago, IL	749 Southrock Dr.	Rockford	IL	--	150,000	638	645

PROPERTY LEASES AND VACANCIES - 9/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 9/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 9/30/2022 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2025	3/31/2025	Atlanta, GA	95 International Pkwy.	Adairsville	GA	--	124,251	653	652
	4/30/2025	Houston, TX	10565 Red Bluff Rd.	Pasadena	TX	--	248,240	1,237	1,234
	5/31/2025	Atlanta, GA	7875 White Rd. SW	Austell	GA	--	604,852	5,323	5,396
	6/30/2025	Savannah, GA	1319 Dean Forest Rd.	Savannah	GA	--	355,527	1,818	1,819
	7/31/2025	Indianapolis, IN	5352 Performance Way	Whitestown	IN	--	380,000	1,278	1,315
		Cleveland, OH	7005 Cochran Rd.	Glenwillow	OH	--	458,000	2,061	2,164
	8/31/2025	Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	--	85,232	436	434
		Savannah, GA	1315 Dean Forest Rd.	Savannah	GA	--	88,503	525	540
	9/30/2025	Greenville/Spartanburg, SC	7870 Reidville Rd.	Greer	SC	--	396,073	1,666	1,656
		Atlanta, GA	95 International Pkwy.	Adairsville	GA	--	100,960	507	507
		Nashville, TN	6050 Dana Way	Antioch	TN	--	117,600	410	424
	12/31/2025	Phoenix, AZ	4445 N. 169th Ave.	Goodyear	AZ	--	160,140	1,007	984
		Minneapolis/St Paul, MN	1700 47th Ave. North	Minneapolis	MN	--	18,620	605	605
2026	1/31/2026	Greenville/Spartanburg, SC	231 Apple Valley Rd.	Duncan	SC	--	120,680	598	615
	2/28/2026	Central Florida	3102 Queen Palm Dr.	Tampa	FL	--	229,605	1,693	1,230
	3/31/2026	Central Florida	2455 Premier Row	Orlando	FL	--	205,016	786	508
		Lewisburg, TN	633 Garrett Pkwy.	Lewisburg	TN	--	310,000	1,287	1,314
	4/30/2026	Phoenix, AZ	16811 W. Commerce Dr.	Goodyear	AZ	--	540,349	2,444	2,339
	6/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	--	163,680	752	748
		Columbus, OH	351 Chamber Dr.	Chillicothe	OH	--	136,495	607	607
	7/31/2026	Columbus, OH	1860 Walcutt Rd.	Columbus	OH	--	97,934	501	480
		Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	270,252	1,433	1,403
	8/31/2026	Savannah, GA	1004 Trade Center Pkwy.	Savannah	GA	--	149,415	821	816
	9/30/2026	Greenville/Spartanburg, SC	425 Apple Valley Rd.	Duncan	SC	--	163,680	669	687
		St. Louis, MO	3931 Lakeview Corporate Dr.	Edwardsville	IL	--	769,500	2,691	2,716

PROPERTY LEASES AND VACANCIES - 9/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 9/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 9/30/2022 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2026	9/30/2026	Nashville, TN	6050 Dana Way	Antioch	TN	--	67,200	394	382
		Phoenix, AZ	9494 W. Buckeye Rd.	Tolleson	AZ	--	186,336	1,109	1,081
	10/31/2026	Greenville/Spartanburg, SC	235 Apple Valley Rd.	Duncan	SC	--	177,320	962	943
		Charlotte, NC	2203 Sherrill Dr.	Statesville	NC	--	639,800	2,796	2,768
		Cleveland, OH	10345 Philipp Pkwy.	Streetsboro	OH	--	649,250	2,883	2,824
	11/30/2026	Erwin, NY	736 Addison Rd.	Erwin	NY	--	408,000	1,514	1,522
		Philadelphia, PA	250 Rittenhouse Cir.	Bristol	PA	--	241,977	1,146	1,252
	12/31/2026	Houston, TX	4600 Underwood Rd.	Deer Park	TX	--	402,648	1,507	1,727
		Indianapolis, IN	180 Bob Glidden Blvd.	Whiteland	IN	--	179,530	787	781
		Indianapolis, IN	76 Bob Glidden Blvd.	Whiteland	IN	--	168,480	787	751
2027	1/31/2027	Kansas City, MO	27200 West 157th St.	New Century	KS	--	446,500	1,240	1,158
	2/28/2027	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	68,420	388	390
		Jackson, MS	554 Nissan Pkwy.	Canton	MS	--	1,466,000	6,200	6,328
	3/31/2027	Greenville/Spartanburg, SC	417 Apple Valley Rd.	Duncan	SC	--	195,000	1,052	1,024
	4/30/2027	Nashville, TN	200 Sam Griffin Rd.	Smyrna	TN	--	1,505,000	6,560	6,580
		San Antonio, TX	16407 Applewhite Rd.	San Antonio	TX	--	849,275	2,994	3,015
	7/31/2027	Savannah, GA	335 Morgan Lakes Industrial Blvd.	Pooler	GA	--	499,500	2,080	2,048
	8/31/2027	Cincinnati/Dayton, OH	600 Gateway Blvd.	Monroe	OH	--	994,013	3,945	3,457
		Columbus, OH	200 Arrowhead Dr.	Hebron	OH	--	400,522	1,449	1,422
	9/30/2027	Central Florida	3775 Fancy Farms Rd.	Plant City	FL	--	330,176	2,068	1,865
		Memphis, TN	1550 Hwy 302	Byhalia	MS	--	615,600	2,439	2,518
	10/31/2027	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	36,274	266	254
		Jackson, TN	201 James Lawrence Rd.	Jackson	TN	--	1,062,055	3,944	3,914
	11/30/2027	Phoenix, AZ	1515 South 91st Ave.	Phoenix	AZ	--	334,222	2,596	2,487
2028	1/31/2028	Atlanta, GA	490 Westridge Pkwy.	McDonough	GA	--	1,121,120	3,737	3,731

PROPERTY LEASES AND VACANCIES - 9/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 9/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 9/30/2022 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2028	3/31/2028	New York/New Jersey	29-01 Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	--	140,330	5,135	5,128
	5/31/2028	Memphis, TN	6495 Polk Ln.	Olive Branch	MS	--	151,691	759	600
		Nashville, TN	6050 Dana Way	Antioch	TN	--	50,400	309	297
	8/31/2028	Houston, TX	4100 Malone Dr.	Pasadena	TX	--	233,190	1,359	1,298
		Indianapolis, IN	4900 Albert S White Dr.	Whitestown	IN	--	63,840	309	308
	10/31/2028	Atlanta, GA	1625 Oakley Industrial Blvd.	Fairburn	GA	--	907,675	4,223	3,858
2029	4/30/2029	Greenville/Spartanburg, SC	230 Apple Valley Rd.	Duncan	SC	--	275,400	1,420	1,349
	6/30/2029	Memphis, TN	11624 S. Distribution Cv.	Olive Branch	MS	--	1,170,218	4,101	3,872
	7/31/2029	Memphis, TN	8500 Nail Rd.	Olive Branch	MS	--	716,080	2,751	2,750
	8/31/2029	Dallas/Ft. Worth, TX	8601 E. Sam Lee Ln.	Northlake	TX	--	1,214,526	4,278	4,129
	9/30/2029	Indianapolis, IN	1621 Veterans Memorial Pkwy. E.	Lafayette	IN	--	309,400	1,427	1,204
		Chicago, IL	6225 E. Minooka Rd.	Minooka	IL	--	1,034,200	2,931	2,780
	11/21/2029	Columbus, OH	1860 Walcutt Rd.	Columbus	OH	--	194,796	983	931
	11/30/2029	Chicago, IL	1460 Cargo Court	Minooka	IL	--	705,661	2,857	2,767
	12/31/2029	Greenville/Spartanburg, SC	402 Apple Valley Rd.	Duncan	SC	--	235,600	1,263	1,157
		Chicago, IL	200 International Pkwy. S.	Minooka	IL	--	473,280	2,138	2,004
2030	1/31/2030	Dallas/Ft. Worth, TX	3201 N. Houston School Rd.	Lancaster	TX	--	468,300	1,669	1,588
	3/31/2030	Memphis, TN	549 Wingo Rd.	Byhalia	MS	--	855,878	4,388	4,454
	5/31/2030	St. Louis, MO	4015 Lakeview Corporate Dr.	Edwardsville	IL	--	1,017,780	3,460	2,979
	6/30/2030	Richmond, VA	2601 Bermuda Hundred Rd.	Chester	VA	3	1,034,470	3,851	4,010
		Cincinnati/Dayton, OH	700 Gateway Blvd.	Monroe	OH	--	1,299,492	5,515	5,282
		Dallas/Ft. Worth, TX	1704 S. I-45	Hutchins	TX	--	120,960	617	588
	8/31/2030	Central Florida	3400 NW 35th St.	Ocala	FL	--	617,055	3,014	2,857
	9/30/2030	Phoenix, AZ	255 143rd Ave.	Goodyear	AZ	--	801,424	4,193	4,000
2031	2/28/2031	Greenville/Spartanburg, SC	1021 Tyger Lake Rd.	Spartanburg	SC	--	213,200	1,043	987

PROPERTY LEASES AND VACANCIES - 9/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 9/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 9/30/2022 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2031	3/31/2031	Indianapolis, IN	19 Bob Glidden Blvd.	Whiteland	IN	--	530,400	2,190	2,042
	5/31/2031	DC/Baltimore, MD	291 Park Center Dr.	Winchester	VA	--	344,700	1,726	1,625
	6/30/2031	Nashville, TN	6050 Dana Way	Antioch	TN	--	352,275	1,543	1,435
	7/31/2031	Atlanta, GA	51 Busch Dr.	Cartersville	GA	--	328,000	1,646	1,479
	9/30/2031	Atlanta, GA	41 Busch Dr.	Cartersville	GA	--	276,705	1,590	1,494
	11/30/2031	Indianapolis, IN	3751 S. CR 500 E.	Whitestown	IN	--	1,016,244	3,897	3,557
	12/18/2031	DC/Baltimore, MD	80 Tyson Dr.	Winchester	VA	--	400,400	2,368	2,242
	12/31/2031	Phoenix, AZ	1515 South 91st Ave.	Phoenix	AZ	--	161,982	1,274	1,137
		Cincinnati/Dayton, OH	200 Richard Knock Way	Walton	KY	--	232,500	1,271	1,160
		Columbus, OH	351 Chamber Dr.	Chillicothe	OH	--	352,655	1,903	1,710
2032	2/28/2032	Cincinnati/Dayton, OH	675 Gateway Blvd.	Monroe	OH	--	143,664	938	878
	4/30/2032	Houston, TX	13930 Pike Rd.	Missouri City	TX	--	-	2,123	2,131
		Cincinnati/Dayton, OH	300 Richard Knock Way	Walton	KY	--	544,320	2,411	2,204
	8/24/2032	Detroit, MI	16950 Pine Dr.	Romulus	MI	--	500,023	2,567	2,515
2033	3/31/2033	Phoenix, AZ	3405 S. McQueen Rd.	Chandler	AZ	--	201,784	4,498	4,086
	6/30/2033	Columbus, OH	191 Arrowhead Dr.	Hebron	OH	--	250,410	1,057	798
2034	4/30/2034	Raleigh, NC	1133 Poplar Creek Rd.	Henderson	NC	--	147,448	548	498
	10/31/2034	Champaign-Urbana, IL	1001 Innovation Rd.	Rantoul	IL	--	813,126	4,196	3,992
	12/31/2034	Greenville/Spartanburg, SC	27 Inland Pkwy.	Greer	SC	--	1,318,680	5,544	5,198
2035	6/30/2035	Dallas/Ft. Worth, TX	2115 East Belt Line Rd.	Carrollton	TX	--	298,653	1,361	1,173
	10/22/2035	Detroit, MI	2860 Clark St.	Detroit	MI	--	189,960	2,204	2,204
2036	5/31/2036	Central Florida	5275 Drane Field Rd.	Lakeland	FL	--	117,440	787	692
		Charlotte, NC	671 Washburn Switch Rd.	Shelby	NC	--	673,425	2,786	2,661
	11/30/2036	Phoenix, AZ	17510 W. Thomas Rd.	Goodyear	AZ	--	468,182	4,304	3,794
2037	3/31/2037	Dallas/Ft. Worth, TX	4005 E. I-30	Grand Prairie	TX	--	215,000	1,872	1,698

PROPERTY LEASES AND VACANCIES - 9/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 9/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 9/30/2022 ($000)
INDUSTRIAL PROPERTIES
	WAREHOUSE/DISTRIBUTION
2037	5/31/2037	Phoenix, AZ	8989 W Buckeye Rd.	Phoenix	AZ	--	268,872	2,368	2,000
2038	3/31/2038	Houston, TX	13901/14035 Industrial Rd.	Houston	TX	--	132,449	6,773	6,318
N/A	Vacancy	Central Florida	3775 Fancy Farms Rd.	Plant City	FL	--	180,308	-	-
		Nashville, TN	6050 Dana Way	Antioch	TN	--	75,815	-	-
	WAREHOUSE/DISTRIBUTION INDUSTRIAL SUBTOTAL - SINGLE TENANT						52,183,212	$247,188	$238,814

MULTI-TENANT / VACANCY (5)(6)
N/A	Various	Greenville/Spartanburg, SC	7820 Reidville Rd	Greer	SC	4, 14 (62%)	210,820	761	725
	MULTI-TENANT/VACANCY WAREHOUSE/DISTRIBUTION TOTAL						210,820	$761	$725

INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.4% Leased (8)	52,394,032	$247,949	$239,539

PROPERTY LEASES AND VACANCIES - 9/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Property Type	Sq. Ft. Leased or Available (2)	Annualized Base Rent as of 9/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 9/30/2022 ($000)
OTHER PROPERTIES
SINGLE TENANT
2023	9/30/2023	Philadelphia, PA	1701 Market St.	Philadelphia	PA	12	Office	8,070	-	-
		Philadelphia, PA	1701 Market St.	Philadelphia	PA	12	Office	1,220	37	37
	12/14/2023	South Bay/San Jose, CA	3333 Coyote Hill Rd.	Palo Alto	CA	--	Office	202,000	6,642	7,070
2024	1/31/2024	Philadelphia, PA	1701 Market St.	Philadelphia	PA	12	Office	289,432	4,280	4,197
	5/31/2024	Charlotte, NC	3476 Stateview Blvd.	Fort Mill	SC	12	Office	169,083	2,014	2,072
		Charlotte, NC	3480 Stateview Blvd.	Fort Mill	SC	12	Office	169,218	2,088	2,074
2025	5/31/2025	Philadelphia, PA	1701 Market St.	Philadelphia	PA	12	Office	2,641	283	283
	12/19/2025	Owensboro, KY	1901 Ragu Dr.	Owensboro	KY	7	Heavy Manufacturing	443,380	1,882	1,933
2027	1/31/2027	Philadelphia, PA	1701 Market St.	Philadelphia	PA	12	Office	1,975	154	119
2031	11/30/2031	New York/New Jersey	4 Apollo Dr.	Whippany	NJ	12	Office	123,734	2,041	1,795
2048	12/31/2048	DC/Baltimore, MD	30 Light St.	Baltimore	MD	--	Other	-	311	311
N/A	Vacancy	Philadelphia, PA	1701 Market St.	Philadelphia	PA	12	Office	699	-	-
	N/A	Philadelphia, PA	1701 Market St.	Philadelphia	PA	12	Office	-	1,451	1,451
	SINGLE TENANT OTHER TOTAL							1,411,452	$21,183	$21,342

MULTI-TENANT / VACANCY (5)(6)
N/A	Various	West Michigan	6938 Elm Valley Dr.	Kalamazoo	MI	4, 12, 15 (35%)	Warehouse/Office	150,945	588	588
		Phoenix, AZ	13430 North Black Canyon Fwy.	Phoenix	AZ	4, 12 (56%)	Office	138,940	1,205	1,325
	MULTI-TENANT/VACANCY OTHER TOTAL							289,885	$1,793	$1,913

TOTAL OTHER/WEIGHTED AVERAGE							90.6% Leased	1,701,337	$22,976	$23,255

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE							99.1% Leased (8)	54,095,369	$270,925	$262,794

PROPERTY LEASES AND VACANCIES - 9/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Annualized Base Rent as of 9/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 9/30/2022 ($000)	9/30/2022 Debt Balance ($000)	Debt Maturity (9)
NON-CONSOLIDATED PROPERTIES
NNN MFG COLD JV PROPERTIES
2023	12/31/2023	Nashville, TN	120 Southeast Pkwy. Dr.	Franklin	TN	10	289,330	20%	833	735	381,000	01/2024
2024	4/30/2024	Portland/South Portland, ME	113 Wells St.	North Berwick	ME	10	993,685	20%	1,672	1,627	-	--
	5/31/2024	Bingen, WA	901 East Bingen Point Way	Bingen	WA	10	124,539	20%	1,703	2,748	-	--
2025	6/30/2025	Nashville, TN	301 Bill Bryan Blvd.	Hopkinsville	KY	10	424,904	20%	1,698	1,687	-	--
		Elizabethtown-Fort Knox, KY	730 North Black Branch Rd.	Elizabethtown	KY	10	167,770	20%	709	537	-	--
		Elizabethtown-Fort Knox, KY	750 North Black Branch Rd.	Elizabethtown	KY	10	539,592	20%	2,630	2,838	-	--
		Owensboro, KY	4010 Airpark Dr.	Owensboro	KY	10	211,598	20%	990	1,208	-	--
	7/14/2025	Charlotte, NC	590 Ecology Ln.	Chester	SC	10	420,597	20%	2,190	2,532	-	--
2026	11/30/2026	Lumberton, NC	2880 Kenny Biggs Rd.	Lumberton	NC	10	423,280	20%	1,714	1,630	-	--
2027	8/31/2027	Greenville/Spartanburg, SC	50 Tyger River Dr.	Duncan	SC	10	221,833	20%	1,062	1,103	-	--
	12/31/2027	Cincinnati/Dayton, OH	10590 Hamilton Ave.	Cincinnati	OH	10	264,598	20%	861	813	-	--
2028	9/30/2028	West Michigan	904 Industrial Rd.	Marshall	MI	10	246,508	20%	835	785	-	--
2029	11/24/2029	Anniston-Oxford, AL	318 Pappy Dunn Blvd.	Anniston	AL	10	276,782	20%	1,842	1,744	-	--
2030	10/31/2030	Detroit, MI	43955 Plymouth Oaks Blvd.	Plymouth	MI	10	311,612	20%	1,872	1,609	-	--
2031	6/30/2031	Cincinnati/Dayton, OH	10000 Business Blvd.	Dry Ridge	KY	10	336,350	20%	1,607	1,431	-	--
	10/31/2031	Chicago, IL	1020 W. Airport Rd.	Romeoville	IL	10	188,166	20%	3,891	3,665	-	--
2032	10/31/2032	Detroit, MI	26700 Bunert Rd.	Warren	MI	--	260,243	20%	4,194	3,675	25,850	11/2032
2033	9/30/2033	Crossville, TN	900 Industrial Blvd.	Crossville	TN	10	222,200	20%	704	595	-	--
2034	9/30/2034	Las Vegas, NV	5670 Nicco Way	North Las Vegas	NV	10	180,235	20%	2,825	2,458	-	--
2035	3/31/2035	Houston, TX	13863 Industrial Rd.	Houston	TX	10	187,800	20%	2,604	2,302	-	--
		Houston, TX	7007 F.M. 362 Rd.	Brookshire	TX	10	262,095	20%	2,041	1,806	-	--
2042	5/31/2042	Columbus, GA	4801 North Park Dr.	Opelika	AL	10	165,493	20%	3,465	2,766	-	--

NNN MFG COLD JV TOTAL/WEIGHTED AVERAGE						100% Leased	6,719,210		$41,942	$40,294	$406,850

PROPERTY LEASES AND VACANCIES - 9/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Annualized Base Rent as of 9/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 9/30/2022 ($000)	9/30/2022 Debt Balance ($000)	Debt Maturity (9)
NON-CONSOLIDATED PROPERTIES
NNN OFFICE JV PROPERTIES
2022	12/31/2022	Chicago, IL	231 N. Martingale Rd.	Schaumburg	IL	11	317,198	20%	4,598	4,950	131,520	09/2023
2023	3/31/2023	Dallas/Ft. Worth, TX	8900 Freeport Pkwy.	Irving	TX	11	268,445	20%	4,926	4,789	-	--
2025	3/14/2025	Dallas/Ft. Worth, TX	601 & 701 Experian Pkwy.	Allen	TX	11	292,700	20%	3,240	3,073	-	--
	6/30/2025	Atlanta, GA	2500 Patrick Henry Pkwy.	McDonough	GA	11	111,911	20%	1,628	1,495	-	--
	12/31/2025	Dallas/Ft. Worth, TX	4001 International Pkwy.	Carrollton	TX	11	138,443	20%	2,534	2,543	-	--
2026	3/31/2026	Columbus, OH	500 Olde Worthington Rd.	Westerville	OH	11	97,000	20%	1,345	1,260	-	--
2027	6/30/2027	Kansas City, MO	3902 Gene Field Rd.	St. Joseph	MO	11	98,849	20%	2,116	2,110	-	--
	7/6/2027	Columbus, OH	2221 Schrock Rd.	Columbus	OH	11	42,290	20%	684	683	-	--
	8/7/2027	Philadelphia, PA	25 Lakeview Dr.	Jessup	PA	11	150,000	20%	2,330	2,326	-	--
2031	1/10/2031	Houston, TX	810 Gears Rd.	Houston	TX	11, 12	68,985	20%	1,201	1,425	-	--
2032	4/30/2032	Charlotte, NC	1210 AvidXchange Ln.	Charlotte	NC	--	201,450	20%	6,025	5,699	46,900	12/2023 01/2033
2035	4/30/2035	Parachute, CO	143 Diamond Ave.	Parachute	CO	11, 12, 15	49,024	20%	1,157	1,269	-	--
N/A	Vacancy	Houston, TX	810 Gears Rd.	Houston	TX	11, 12	9,910	20%	-	-	-	--

NNN OFFICE JV TOTAL/WEIGHTED AVERAGE						99.5% Leased	1,846,205		$31,784	$31,622	$178,420

PROPERTY LEASES AND VACANCIES - 9/30/2022

Year of Lease Expiration	Date of Lease Expiration	CoStar Market (1)	Property Location	City	State	Note	Sq. Ft. Leased or Available (2)	LXP % Ownership	Annualized Base Rent as of 9/30/2022 ($000)	Annualized Cash Base Rent (“ABR”) as of 9/30/2022 ($000)	9/30/2022 Debt Balance ($000)	Debt Maturity (9)
OTHER NON-CONSOLIDATED PROPERTIES
2036	8/31/2036	Houston, TX	2203 North Westgreen Blvd.	Katy	TX	--	274,000	25%	6,971	6,971	49,259	12/2022

OTHER NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						100% Leased	274,000		$6,971	$6,971	$49,259

NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						99.1% Leased	8,839,415		$80,697	$78,887	$634,529

Footnotes

1	Based on CoStar.com inventory data.
2	Square footage leased or available.
3	Property includes four warehouses (252,351 square feet each) and one other property (25,066 square feet).
4	Represents percent leased as of 9/30/2022.
5	Multi-tenant properties are properties less than 50% leased to a single tenant.
6	The multi-tenanted / vacant properties incurred approximately $1.9 million in operating expenses, net for the nine months ended 9/30/2022.
7	LXP has a 71.1% interest in this property.
8	Percent leased is for Stabilized Portfolio at 9/30/2022.
9	Interest rates range from 0.25% to 5.4% at 9/30/2022.
10	All debt is cross-collateralized and cross-defaulted.
11	All debt is cross-collateralized and cross-defaulted. Subsequent to 9/30/2022, $10.4 million satisfied, $121.1 million outstanding.
12	Property held for sale at 9/30/2022.
13	Subsequent to 9/30/2022, lease extended to 9/30/2026.
14	Subsequent to 9/30/2022, remaining space leased for a 62 month term.
15	Subsequent to 9/30/2022, property sold.

MORTGAGES AND NOTES PAYABLE 9/30/2022

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (b)	Balloon Payment ($000)
INDUSTRIAL (f)
Long Island City, NY		$26,042	3.500%	03/2028	$5,062	$-
Goodyear, AZ		41,116	4.290%	08/2031	2,484	33,399
Industrial Subtotal/Wtd. Avg./Years Remaining (c)		$67,158	3.984%	7.5	$7,546	$33,399

OFFICE (f)
Palo Alto, CA		$8,855	3.970%	12/2023	$7,059	$-
Office Subtotal/Wtd. Avg./Years Remaining (c)		$8,855	3.970%	1.2	$7,059	$-

Subtotal/Wtd. Avg./Years Remaining (c)		$76,013	3.982%	6.8	$14,605	$33,399

CORPORATE (e)
Senior Notes		$198,932	4.400%	06/2024	$8,753	$198,932
Term Loan	(g)(h)	300,000	2.722%	01/2025	8,279	300,000
Revolving Credit Facility	(g)	130,000	3.940%	07/2026	5,193	130,000
Senior Notes		400,000	2.700%	09/2030	10,800	400,000
Senior Notes		400,000	2.375%	10/2031	9,500	400,000
Trust Preferred Notes	(i)	129,120	4.482%	04/2037	5,868	129,120
Subtotal/Wtd. Avg./Years Remaining (c)		$1,558,052	3.089%	6.5	$48,393	$1,558,052

Total/Wtd. Avg./Years Remaining (c)	(d)	$1,634,065	3.131%	6.5	$62,998	$1,591,451

MORTGAGES AND NOTES PAYABLE (CONTINUED) 9/30/2022 ($000)

	GAAP Balance	Deferred Loan Costs, net	Discounts	Gross Balance

Mortgages and notes payable (f)	$74,891	$1,122	$-	$76,013
Revolving credit facility borrowings (e)	130,000	-	-	130,000
Term loans payable (e)	298,834	1,166	-	300,000
Senior notes payable(e)	988,954	6,643	3,335	998,932
Trust preferred securities (e)	127,669	1,451	-	129,120
Consolidated debt	$1,620,348	$10,382	$3,335	$1,634,065

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity shown in years based on debt balance.

(b)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.

(c)	Total shown may differ from detailed amounts due to rounding.

(d)	See reconciliations of non-GAAP measures in this document.

(e)	Unsecured.

(f)	Secured.

(g)	LXP amended its revolving credit facility and 2025 term loan with a new revolving credit facility and the continuation of the 2025 term loan (the “2022 Credit Agreement”). The 2022 Credit Agreement includes the following, among other items, (i) extended the maturity date of the revolving portion to July 2026, (ii) reduced the applicable margin for the revolving portion by five basis points to a range from 0.725% to 1.40%, and (iii) transitioned the facility to SOFR.

(h)	The Term SOFR portion of the interest rate was swapped to obtain a current fixed rate of 2.722%

(i)	Rate is three month LIBOR plus 170 bps.

DEBT MATURITY SCHEDULE 9/30/2022 ($000)

Consolidated Properties
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments	Corporate Debt
2022 - remaining	$2,859	$-	$-
2023	12,265	-	-
2024	5,373	-	198,932
2025	5,570	-	300,000
2026	5,773	-	130,000
	$31,840	$-	$628,932

Debt Maturity Profile (1)

Footnotes

(1)	Percentage denotes weighted-average interest rate.

DEBT COVENANTS (1)

CORPORATE LEVEL DEBT
	MUST BE:	9/30/2022
Bank Loans(2):

Maximum Leverage	< 60%	39.6%
Fixed Charge Coverage	> 1.5x	3.3	x
Recourse Secured Indebtedness Ratio	< 10% cap value	0.0%
Secured Indebtedness Ratio	< 40%	4.6%
Unsecured Debt Service Coverage	> 2.0x	5.0	x
Unencumbered Leverage	< 60%	38.5%

Bonds:

Debt to Total Assets	< 60%	34.0%
Secured Debt to Total Assets	< 40%	1.6%
Debt Service Coverage	> 1.5x	5.4	x
Unencumbered Assets to Unsecured Debt	> 150%	294.3%

Footnotes

(1)	The above is a summary of the key financial covenants for LXP’s credit facility and term loan and senior notes, as of September 30, 2022 and as defined and calculated per the terms of the credit facility and term loan and senior notes, as of such date and applicable. These calculations are presented to show LXP’s compliance with such covenants only and are not measures of LXP’s liquidity or performance.

(2)	Calculated in accordance with the 2022 Credit Agreement dated July 5, 2022.

COMPONENTS OF NET ASSET VALUE 9/30/2022 ($000)

The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties nine-month net operating income (NOI) (1)
Industrial	$169,921
Other	6,869
Total Net Operating Income	$176,790

LXP’s share of non-consolidated nine-month NOI (1)
NNN OFFICE JV
Office	$4,267
NNN MFG Cold JV
Industrial	$5,932
OTHER JV
Other	$1,184

Other income
Advisory fees	$4,263

Nine months ended
NOI for NAV Reconciliation:	9/30/2022
NOI as reported	$183,499
Adjustments to NOI:
Disposed of properties	(3,878)
Leases with free rent period	2,742
Leases not commenced	3,371
Held for sale assets	(7,819)
Assets acquired in 2022	(1,377)
Assets less than 70% leased / Other	252
NOI for NAV	$176,790

In service assets not fairly valued by capitalized NOI method (1)
Wholly-owned assets acquired in 2022	$128,283
Wholly-owned assets less than 70% leased	$69,341

Add other assets:
Assets held for sale - consolidated	$73,761
Assets held for sale - non-consolidated - LXP’s share	4,265
Construction in progress	9,786
Developable land - non-consolidated(2)	15,825
Developable land - consolidated(2)	102,854
Development investment(2)	303,580
Cash and cash equivalents	29,407
Restricted cash	113
Accounts receivable	2,426
Other assets	26,062
Total other assets	$568,079

Liabilities:
Corporate level debt (face amount)	$1,558,052
Mortgages and notes payable (face amount)	76,013
Dividends payable	34,778
Liabilities held for sale - consolidated	2,815
Liabilities held for sale - non-consolidated - LXP’s share	76
Accounts payable, accrued expenses and other liabilities	112,999
Preferred stock, at liquidation value	96,770
LXP’s share of non-consolidated mortgages (face amount)	129,369
Total deductions	$2,010,872

Common shares & OP units at 9/30/2022	276,939,329

Footnotes

(1)	NOI for the existing property portfolio at September 30, 2022, includes three quarters of annualized NOI for non-commenced leases and leases with free rent periods (excludes NOI related to assets undervalued by a capitalized NOI method and assets held for sale). Assets undervalued by a capitalized NOI method are identified generally by under 70% leased during the period, assets placed into service and assets acquired in 2022. For assets in this category an NOI capitalization approach is not appropriate, and accordingly, LXP’s net book value has been used.
(2)	At cost incurred.

NON-GAAP MEASURES DEFINITIONS

LXP has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Supplemental Information and in other public disclosures.

LXP believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund operations. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating LXP’s financial performance or cash flow from operating, investing, or financing activities or liquidity.

Definitions:

Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of properties, impairment charges, debt satisfaction gains (losses), net, non-cash charges, net, straight-line adjustments, non-recurring charges and adjustments for pro-rata share of non-wholly owned entities. LXP’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. LXP believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA.

Annualized Cash Base Rent (“ABR”): Annualized Cash Base Rent is calculated by multiplying the current monthly Cash Base Rent by 12. For leases in free rent periods or that were signed prior to the end of the quarter but have not commenced, the first Cash Base Rent payment is multiplied by 12. LXP believes ABR provides a meaningful indication of an investment’s ability to fund cash needs.

Annualized Base Rent: Annualized Base rent is calculated by multiplying the current monthly Base Rent by 12. For leases signed prior to the end of the quarter but have not commenced, the first Base Rent is multiplied by 12. LXP believes Annualized Base Rent provides a meaningful measure to the net lease structure of the portfolio.

Base Rent: Base Rent is calculated by making adjustments to GAAP rental revenue to exclude billed tenant reimbursements and lease termination income and to include ancillary income. Base Rent excludes reserves/write-offs of deferred rent receivable, as applicable. LXP believes Base Rent provides a meaningful measure due to the net lease structure of leases in the portfolio.

Cash Base Rent: Cash Base Rent is calculated by making adjustments to GAAP rental revenue to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Base Rent excludes billed tenant reimbursements and lease termination income and includes ancillary income. LXP believes Cash Base Rent provides a meaningful indication of an investments ability to fund cash needs.

NON-GAAP MEASURES DEFINITIONS

Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash interest, (6) non-cash charges, net, (7) capitalized interest and internal costs, (8) cash paid for second generation tenant improvements, and (9) cash paid for second generation lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), LXP believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

First Generation Costs: Represents cash spend for tenant improvements and leasing costs for in-service development projects and expenditures contemplated at acquisition for recently acquired properties. Because all companies do not calculate First Generation Costs the same way, LXP’s presentation may not be comparable to similarly titled measures of other companies.

Funds from Operations (“FFO”) and Adjusted Company FFO: LXP believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). LXP believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as “net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sales of certain real estate assets, gains and losses from change in control and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in value of depreciable real estate held by the entity. The reconciling items include amounts to adjust earnings from consolidated partially-owned entities and equity in earnings of unconsolidated affiliates to FFO.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

LXP presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder’s option, into LXP’s common shares, are converted at the beginning of the period. LXP also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of LXP’s real estate portfolio. LXP believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of LXP’s operating performance or as an alternative to cash flow as a measure of liquidity.

NON-GAAP MEASURES DEFINITIONS

Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of LXP’s historical or future financial performance, financial position or cash flows. LXP defines NOI as operating revenues (rental income (less GAAP rent adjustments and lease termination income, net) and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, LXP’s NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. LXP believes that net income is the most directly comparable GAAP measure to NOI.

Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned, stabilized and included in our portfolio for two comparable reporting periods. As Same-Store NOI excludes the change in NOI from acquired and disposed of properties, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, LXP’s Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of LXP’s operating performance. However, Same-Store NOI should not be viewed as an alternative measure of LXP’s financial performance since it does not reflect the operations of LXP’s entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of LXP’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact LXP’s results from operations. LXP believes that net income is the most directly comparable GAAP measure to Same-Store NOI.

Second Generation Costs: Represents cash spend for tenant improvements and leasing costs to maintain revenues at existing properties and are a component of the FAD calculation. LXP believes that second generation building improvements represent an investment in existing stabilized properties.

Stabilized Portfolio: All real estate properties other than acquired or developed properties that have not achieved 90% occupancy within one-year of acquisition or substantial completion.

SELECT CREDIT METRICS DEFINITIONS ($000)

Adjusted Company FFO Payout:	Nine months ended September 30, 2022		(Debt + Preferred) / Gross Assets:	Nine months ended September 30, 2022
Common share dividends per share	$0.36		Consolidated debt	$1,620,348
Adjusted Company FFO per diluted share	0.50		Preferred shares liquidation preference	96,770
Adjusted Company FFO payout ratio	72.0%		Debt and preferred	$1,717,118

Unencumbered Assets:			Total assets	$4,011,248
Real estate, at cost	$4,451,622		Plus depreciation and amortization:
Held for sale real estate and intangible assets, at cost	168,535		Real estate	747,535
Other asset - note receivable	1,476		Deferred lease costs	9,235
less encumbered real estate, at cost	(153,096)		Held for sale assets	99,221
Unencumbered assets	$4,468,537
			Gross assets	$4,867,239
Unencumbered NOI:
NOI	$183,499		(Debt + Preferred) / Gross Assets	35.3%
Disposed of properties NOI	(3,878)
Adjusted NOI	179,621		Debt / Gross Assets:
less encumbered adjusted NOI	(12,153)		Consolidated debt	$1,620,348
Unencumbered adjusted NOI	$167,468
			Gross assets	$4,867,239
Unencumbered NOI %	93.2%
			Debt / Gross assets	33.3%
Net Debt / Adjusted EBITDA:
Adjusted EBITDA	$242,667		Secured Debt / Gross Assets:
			Total Secure Debt	$74,891
Consolidated debt	$1,620,348
less consolidated cash and cash equivalents	(29,407)		Gross assets	$4,867,239
Non-consolidated debt, net	127,003
Net debt	$1,717,944		Secured Debt / Gross Assets	1.5%

Net debt / Adjusted EBITDA	7.1	x	Unsecured Debt / Unencumbered Assets:
			Consolidated debt	$1,620,348
(Net Debt + Preferred) / Adjusted EBITDA:			less mortgages and notes payable	(74,891)
Adjusted EBITDA	$242,667		Unsecured Debt	$1,545,457

Net debt	$1,717,944		Unencumbered assets	$4,468,537
Preferred shares liquidation preference	96,770
Net debt + preferred	$1,814,714		Unsecured Debt / Unencumbered Assets	34.6%

(Net Debt + Preferred) / Adjusted EBITDA	7.5	x

For the 12/31/2021, 12/31/2020 and 12/31/2019 Select Credit Metric reconciliation see corresponding period Quarterly Supplemental Information.

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 43006	150 Royall Street, Suite 101
Providence, RI 02940	Canton, MA 02021
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Heather Gentry
Senior Vice President, Investor Relations
Telephone (direct)	(212) 692-7219
E-mail	hgentry@lxp.com

Research Coverage

Bank of America		Evercore Partners
Camille Bonnel	(416) 369-2140	Wendy Ma	(212) 497-0870

Jefferies & Company, Inc.		J.P. Morgan Chase
Jon Petersen	(212) 284-1705	Anthony Paolone	(212) 622-6682

KeyBanc Capital Markets Inc.		Ladenburg Thalmann & Co., Inc.
Todd Thomas	(917) 368-2286	John Massocca	(212) 409-2543

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